EXHIBIT 32.1

                              DATAMILL MEDIA CORP.
                              A Nevada Corporation
                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Datamill Media Corp. ("Company") on Form 10-K for the year ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Vincent Beatty, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: March 16, 2011                      /s/ Vincent Beatty
                                           -------------------------------------
                                      By:  Vincent Beatty
                                      Its: Chief Executive Officer
                                           (Principal Executive Officer)